FOURTH AMENDMENT


                  FOURTH AMENDMENT (this "AMENDMENT"), dated as of March 13, 2000, to the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SAFETY-KLEEN SERVICES, INC. (formerly known as LES, Inc.), a Delaware corporation (the "COMPANY"), SAFETY-KLEEN LTD. (successor to Safety-Kleen (Canada) Ltd., which was formerly known as Laidlaw Environmental Services (Canada) Ltd.), a Canadian corporation and a wholly owned subsidiary of the Company (together with the Company, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "GENERAL ADMINISTRATIVE AGENT"), THE TORONTO-DOMINION BANK, as Canadian administrative agent, TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, BANK OF AMERICA (formerly known as Nationsbank, N.A.), THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents, THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent, and BANK OF AMERICA (formerly known as Nationsbank, N.A.), as syndication agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrowers have requested that the Administrative Agents and the Lenders agree to amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, the Administrative Agents and the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the
mutual  covenants   contained  herein  and  in  the  Credit  Agreement  and  the
Supplement, the parties hereto hereby agree as follows:

                  1.  Defined  Terms.   Unless  otherwise  defined  herein,  all
                      -------------
capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

                  2.  Amendment  to  Section  10.2.  Section  10.2 of the Credit
                      ----------------------------
Agreement is hereby amended by adding at the end thereof the following new paragraph:

                  (k) Indebtedness incurred on or after March 13, 2000 represented by loans (which may be secured by Liens permitted by Section 10.3(m)) in an aggregate principal amount not exceeding $20,000,000.




093110-0154-01964-A03AFJN9-WAI

                  3.  Amendment  to  Section  10.3.  Section  10.3 of the Credit
                      ----------------------------
Agreement is hereby amended by adding at the end thereof the following new paragraph:


                  (m) Liens on real property of the Company or a Subsidiary of the Company located in Elgin, Illinois, and on other unencumbered assets of the Company and its Subsidiaries, in each case securing Indebtedness permitted by Section 10.2(k).

                  4.  Amendment  to  Section  10.6.  Section  10.6 of the Credit
                      ----------------------------
Agreement is hereby amended by adding at the end thereof the following new paragraph:

                  (h) the sale or other Disposition of assets subject to the Liens permitted by Section 10.3(m), provided that the Net Cash Proceeds of such sale or other Disposition shall be applied in accordance with this Agreement.

                  5.  Conditions to  Effectiveness.  This Amendment shall become
                      ----------------------------
effective as of the date first above written when (i) each of the Required Lenders, the General Administrative Agent and the Borrowers shall have executed and delivered this Amendment and (ii) each Guarantor shall have acknowledged and agreed to this Amendment.

                  6. Continuing  Effects.  Except as expressly waived or amended
                     -------------------
hereby, the Credit Agreement and the Supplement shall continue to be and shall remain in full force and effect in accordance with their respective terms.

                  7.  Expenses.  The  Company  agrees to pay and  reimburse  the
                      --------
General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the reasonable fees and expenses of counsel.

                  8. Counterparts.  This Amendment may be executed on any number
                     ------------
of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  9.  GOVERNING  LAW. THIS  AMENDMENT  SHALL BE GOVERNED BY, AND
                      --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW  OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                  SAFETY-KLEEN SERVICES, INC. (formerly
                                    known as LES, Inc.)


                                  By:  /s/ Henry H. Taylor
                                      -----------------------------
                                       Name:  Henry H. Taylor
                                       Title: Secretary

                                  SAFETY-KLEEN (CANADA) LTD. (formerly
                                    known as Laidlaw Environmental Services
                                    (Canada) Ltd.)


                                  By:  /s/ Henry H. Taylor
                                      -----------------------------
                                       Name:  Henry H. Taylor
                                       Title: Secretary

                                  TORONTO DOMINION (TEXAS), INC., as
                                    General Administrative Agent and Lender


                                  By:  /s/ Warren Finlay
                                      -----------------------------
                                       Name:  Warren Finlay
                                       Title: President

                                  THE TORONTO-DOMINION BANK,
                                    as Canadian Administrative Agent


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE TORONTO-DOMINION BANK, as a Lender


                                  By:  /s/ Warren Finlay
                                      -----------------------------
                                       Name:  Warren Finlay
                                       Title: President

                                                                               4
                                 TD SECURITIES (USA) INC., as Arranger


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE BANK OF NOVA SCOTIA, as Managing
                                    Agent, Co-Documentation Agent and Lender


                                  By:  /s/ William E. Zarrett
                                      -----------------------
                                       Name:  William E. Zarrett
                                       Title: Managing Director

                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    n/k/a BankOne, NA, as Managing Agent,
                                    Co-Documentation Agent and Lender


                                  By:  /s/ Richard Babcock
                                      -----------------------------
                                       Name:  Richard Babcock
                                       Title: Vice President

                                  BANK OF AMERICA (formerly known as
                                    Nationsbank, N.A.), as Syndication Agent,
                                    Managing Agent and Lender


                                  By:  /s/ Richard M. Starke
                                      -----------------------------
                                       Name:  Richard M. Starke
                                       Title: Managing Director

                                  WACHOVIA BANK, N.A., as Managing Agent
                                    and Lender


                                  By:  /s/ Donald E. Sellers, Jr.
                                      -----------------------------
                                       Name:  Donald E. Sellers, Jr.
                                       Title: Vice President

                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                  By:  /s/ Karl Kieffer
                                      -----------------------------
                                       Name:  Karl Kieffer
                                       Title: Duly Authorized Signatory

                                  COMERICA BANK


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  FLEET NATIONAL BANK


                                  By:  /s/ T. D. Opie
                                        ---------------------------
                                       Name:  Thomas D. Opie
                                       Title: VP

                                  ROYAL BANK OF CANADA


                                  By:
                                           Name:
                                           Title:

                                  CREDIT INDUSTRIEL ET COMMERCIAL


                                  By:  /s/ Brian O'Leary
                                      -----------------------------
                                       Name:  Brian O'Leary
                                       Title: Vice President


                                  By:  /s/ Anthony Rock
                                      -----------------------------
                                       Name:  Anthony Rock
                                       Title: Vice President

                                  HSBC BANK USA (formerly Marine Midland
                                    Bank)


                                  By:  /s/ Stephen V. Proctor
                                      ----------------------
                                       Name:  Stephen V. Proctor
                                       Title: Authorized Signatory

                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION


                                  By:  /s/ Toshihiro Hayashi
                                       ----------------------------
                                       Name:  Toshihiro Hayashi
                                       Title: Senior Vice President

                                  FLEET BUSINESS CREDIT CORPORATION
                                    (formerly Sanwa Business Credit Corporation)


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  SOCIETE GENERALE


                                  By:  /s/ Robert Petersen
                                      -----------------------------
                                       Name:  Robert Petersen
                                       Title: Director

                                  SOUTHERN PACIFIC BANK


                                  By::
                                      -----------------------------
                                       Name:
                                       Title:

                                  CREDIT LYONNAIS ATLANTA AGENCY


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  COOPERATIEVE CENTRALE RAIFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND" NEW YORK BRANCH


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  COMMERCIAL LOAN FUNDING TRUST I

                                  By: Lehman Commercial Paper Inc., not in its
                                      individual capacity but solely as
                                      administrative agent


                                  By:  /s/ Michele Swanson
                                      -----------------------------
                                       Name:  Michele Swanson
                                       Title: Authorized Signatory

                                  CREDIT SUISSE FIRST BOSTON

                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE SAKURA BANK, LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                                                               8
                                  FIRSTAR BANK, N.A.


                                  By:  /s/ Mark A. Whitson
                                      -------------------
                                       Name:  Mark A. Whitson
                                       Title: Vice President

                                  BANK OF HAWAII


                                  By:
                                      -----------------------------
                                       Name:
                                       Title: t

                                  CITIBANK, N.A.


                                  By:  /s/
                                       ----------------------------
                                       Name:
                                       Title:

                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title

                                  SKANDINAVISKA ENSKILDA BANKEN AS
                                  (PUBL.) NY BRANCH


                                  By:
                                      -----------------------------
                                       Name:
                                       Title

                                  THE SUMITOMO BANK, LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  NATIONAL CITY BANK


                                  By:  /s/ Lisa B. Lisi
                                      -----------------------------
                                       Name:  Lisa B. Lisi
                                       Title: Vice President

                                  BHF-BANK AKTIENGESELLSCHAFT


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE FUJI BANK, LIMITED


                                  By:  /s/ John D. Doyle
                                      -----------------------------
                                       Name:  John D. Doyle
                                       Title: Vice President & Manager

                                  CAISSE DE DEPOT ET PLACEMENT DU
                                    QUEBEC


                                  By:  /s/ Luis Lavoie
                                      -----------------------------
                                       Name:  Louis Lavoie
                                       Title: Vice President


                                  By:  /s/ Lucie Rousseau
                                      -----------------------------
                                       Name:  Lucie Rousseau
                                       Title: Vice-President

                                  KZH PONDVIEW LLC


                                  By:  /s/ Susan Lee
                                      -----------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                  WEBSTER BANK


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  BANQUE WORMS CAPITAL CORPORATION


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  IMPERIAL BANK


                                  By:  /s/ Ray Vadalma
                                      -----------------------------
                                           Name:  Ray Vadalma
                                           Title:   Senior Managing Director

                                  THE PRUDENTIAL INSURANCE COMPANY
                                           OF AMERICA


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  GPSF SECURITIES, INC.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH CNC LLC


                                  By:   /s/ Susan Lee
                                      -----------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                  SUMMIT BANK


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  METROPOLITAN LIFE INSURANCE
                                           COMPANY


                                  By:  /s/ James R. Dingler
                                      -----------------------------
                                       Name:  James R. Dingler
                                       Title: Director

                                  FIRST TRUST BANK


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  BANCO ESPIRITO SANTO


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  THE CITY NATIONAL BANK


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  VAN KAMPEN PRIME RATE INCOME TRUST
                                  By:  Van Kampen Investment Advisory Corp.


                                  By:  /s/ Douglas J. Smith
                                      -----------------------------
                                       Name:  Douglas J. Smith
                                       Title: Vice President

                                  OAK HILL SECURITIES FUND, L.P.

                                  By:  OAK HILL SECURITIES GENPAR, L.P.,
                                       its General Partner

                                  By:  OAK HILL SECURITIES MGP, INC., its
                                       General Partner


                                  By:    /s/ William H. Bohnsack
                                        -----------------------------
                                  Name:  William H. Bohnsack, Jr.
                                  Title: V.P.

                                  SENIOR DEBT PORTFOLIO

                                  By: BOSTON MANAGEMENT AND
                                      RESEARCH, as Investment Advisor


                                  By:  /s/ Payson F. Swaffield
                                      -----------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President

                                  VAN KAMPEN CLO I, LIMITED

                                  By:  VAN KAMPEN MANAGEMENT INC.,
                                       as Collateral Manager


                                  By:  /s/ Douglas J. Smith
                                      -----------------------------
                                       Name:  Douglas J. Smith
                                       Title: Vice President

                                  OCTAGON LOAN TRUST

                                  By:  OCTAGON CREDIT INVESTORS, as
                                       Manager


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  FRANKLIN FLOATING RATE TRUST



                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                             AG CAPITAL FUNDING PARTNERS, L.P.

                                  By: ANGELO, GORDON & CO., L.P.,
                                      as Investment Advisor


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  FIRST DOMINION FUNDING I


                                  By:  /s/ Andrew H. Marshak
                                       -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                  JACKSON NATIONAL LIFE INSURANCE
                                    COMPANY

                                  By: PPM AMERICA, INC., as attorney in fact on
                                      behalf of Jackson National Life Insurance
                                       Company


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  ELC (CAYMAN) LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  AMERICAN GENERAL ANNUITY
                                    INSURANCE COMPANY, formerly
                                    WESTERN NATIONAL LIFE
                                    INSURANCE COMPANY


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH CRESCENT LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH CRESCENT-2 LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  CRESCENT/MACH I PARTNERS, L.P.

                                  By: TCW ASSET MANAGEMENT
                                      COMPANY, as its Investment Manager


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  PAM CAPITAL FUNDING LP

                                  By: HIGHLAND CAPITAL MANAGEMENT,
                                      L.P., as Collateral Manager



                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH CYPRESSTREE-1 LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  PAMCO CAYMAN LTD.

                                  By: HIGHLAND CAPITAL MANAGEMENT,
                                      L.P., as Collateral Manager


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  ARCHIMEDES FUNDING, LLC

                                  By:  ING CAPITAL ADVISORS, LLC. as
                                       Collateral Manager



                                  By:  /s/ Michael J. Campbell
                                      ------------------------
                                       Name:  Michael J. Campbell
                                       Title: Senior Vice President &
                                              Portfolio Manager

                                  ING HIGH INCOME PRINCIPAL
                                    PRESERVATION FUND HOLDINGS, LDC

                                  By:  ING CAPITAL ADVISORS, INC., as
                                       Investment Advisor


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH SHOSHONE LLC


                                  By:  /s/ Susan Lee
                                      -----------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                  KZH ING-1 LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH PAMCO LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  PACIFICA PARTNERS I, L.P.

                                  By:  IMPERIAL CREDIT ASSET
                                       MANAGEMENT, as its Investment Manager


                                  By:  /s/ Tom Colwell
                                      -----------------------------
                                       Name:  Tom Colwell
                                       Title: VP

                                  KZH RIVERSIDE LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  PILGRIM AMERICAN HIGH INCOME
                                    INVESTMENTS LTD.

                                  By:  PILGRIM INVESTMENTS, INC.,
                                       as its Investment Manager


                                  By:  /s/ Charles E. LeMieux
                                      -----------------------------
                                       Name:  Charles E. LeMieux, CFA
                                       Title: Assistant Vice President

                                  KZH ING-2 LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                  By:  Indosuez Capital as Portfolio
                                       Advisor


                                  By:  /s/ Melissa Marano
                                      -----------------------------
                                       Name:  Melissa Marano
                                       Title: Vice President

                                  INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                  By:  INDOSUEZ CAPITAL LUXEMBOURG, a
                                       Collateral Manager


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  DELANO COMPANY

                                  By:  PACIFIC INVESTMENT MANAGEMENT
                                       COMPANY, as its Investment Advisor

                                  By:  PIMCO MANAGEMENT INC., a General
                                       Partner


                                  By:  /s/ Mohan V. Phansalkar
                                      -----------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Senior Vice President

                                  KZH CRESCENT-3 LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  BALANCED HIGH-YIELD FUND I LTD.

                                  By:  BHF-BANK AKTIENGESELLSCHAFT
                                       acting through its New York Branch, as
                                       its attorney-in-fact


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  STATE STREET BANK AND TRUST
                                    COMPANY, as Trustee for GENERAL
                                    MOTORS EMPLOYEES GLOBAL GROUP
                                    PENSION TRUST


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  INDOSUEZ CAPITAL FUNDING III, LIMITED
                                  By:  Indosuez Capital as Portfolio Advisor


                                  By:  /s/ Melissa Marano
                                      -----------------------------
                                       Name:  Melissa Marano
                                       Title: Vice President

                                  KZH SOLEIL LLC


                                  By:  ----------------------------
                                       Name:
                                       Title:

                                  ML CLO XII PILGRIM AMERICA (CAYMAN)
                                       LTD.

                                  By:  PILGRIM INVESTMENTS, INC., as its
                                       Investment Manager


                                  By:  /s/ Charles E. LeMieux
                                      -----------------------------
                                       Name:  Charles E. LeMieux, CFA
                                       Title: Assistant Vice President

                                  MLCLO XV PILGRIM AMERICA (CAYMAN)
                                    LTD.

                                  By:  PILGRIM INVESTMENTS, INC., as its
                                       Investment Manager


                                  By:  /s/ Charles E. LeMieux
                                      -----------------------
                                       Name:  Charles E. LeMieux, CFA
                                       Title: Assistant Vice President

                                  MOUNTAIN CAPITAL CLO I LTD.


                                  By:  /s/ Darren P. Riley
                                      -----------------------------
                                       Name:  Darren P. Riley
                                       Title: Director

                                  CERES FINANCE LTD.


                                  By:  ---------------------------
                                       Name:
                                       Title:

                                  OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIO I LTD

                                  By:  INVESCO Senior Secured Management, Inc.
                                       as Sub-Advisor


                                  By:  /s/ Gregory Stoeckle
                                      -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  BALANCED HIGH-YIELD FUND II LTD.

                                  By:  BHF-BANK AKTIENGESELLSCHAFT
                                       acting through its New York Branch, as
                                       its attorney-in-fact


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  CAPTIVA III FINANCE, LTD. as advised by,
                                    PACIFIC INVESTMENT MANAGAGEMENT
                                    COMPANY


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  EATON VANCE SENIOR INCOME TRUST

                                  By:  EATON VANCE MANAGEMENT, as
                                       Investment Advisor


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  BLACK DIAMOND CLO 1998-1 LTD


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH LANGDALE LLC


                                  By:   /s/ Susan Lee
                                      -----------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                  ARCHIMEDES FUNDING II, LTD.

                                  By:  ING CAPITAL ADVISORS, INC., as
                                       Collateral Manager


                                  By:  /s/ Michael J. Campbell
                                      -----------------------------
                                       Name:  Michael J. Campbell
                                       Title: Senior Vice President &
                                              Portfolio Manager

                                  ALLIANCE CAPITAL FUNDING, L.L.C.

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                       L.P., as Manager on behalf of ALLIANCE
                                       CAPITAL FUNDING, L.L.L.

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, General Partner of Alliance
                                       Capital Management, L.P.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  BATTERSON PARK CBO I

                                  By: General Re-New England Asset Management, Inc., as Collateral Manager


                                       By: /s/ Theodore M. Haag
                                           -----------------------------
                                           Name:  Theodore M. Haag
                                           Title: V.P.

                                  ATHENA CDO, LTD.

                                  By: Pacific Investment Management Company as
                                       its investment advisor

                                  By:  PIMCO Management Inc., a general partner


                                  By:  /s/ Mohan V. Phansalkar
                                      -----------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Senior Vice President

                                  CAPTIVA II FINANCE LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  STRATA FUNDING LTD.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  ALLIANCE CAPITAL FUNDING, L.L.C.

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                       L.P., as Manager on behalf of ALLIANCE
                                       CAPITAL FUNDING, L.L.L.

                                  By:  ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, General Partner of Alliance
                                       Capital Management, L.P.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  VAN KAMPEN SENIOR FLOATING RATE
                                    FUND
                                  By:  Van Kampen Investment Advisory Corp.


                                  By:  /s/ Douglas J. Smith
                                      -----------------------------
                                       Name:  Douglas J. Smith
                                       Title: Vice President

                                  CONTINENTAL ASSURANCE COMPANY
                                    SEPARATE ACCOUNT (E)

                                  By:  TCW ASSET MANAGEMENT COMPANY,
                                       as Attorney-in-Fact


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  AMARA 2 - FINANCE LTD

                                  By:  INVESCO Senior Secured Management,
                                       as Sub-Advisor


                                       By:  /s/ Gregory Stoeckle
                                           -----------------------------
                                            Name:  Gregory Stoeckle
                                            Title: Authorized Signatory

                                  ROYALTON COMPANY

                                  By:  PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, as its Investment Advisor

                                  By:  PIMCO MANAGEMENT INC.,
                                       a General Partner


                                  By:  /s/ Mohan V. Phansalkar
                                      -----------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Senior Vice President

                                  FLOATING RATE PORTFOLIO

                                  By:  INVESCO Senior Secured
                                       Management Inc., as attorney in fact


                                  By:  /s/ Gregory Stoeckle
                                      -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  AMARA-1 FINANCE LTD.

                                  By:  INVESCO Senior Secured Management
                                       Inc., as Sub-Advisor


                                  By:  /s/ Gregory Stoeckle
                                      -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  KISLAK NATIONAL BANK

                                  By:  ING CAPITAL ADVISORS LLC., as
                                       Investment Advisor


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  STB DELAWARE FUNDING TRUST I


                                  By:  /s/ Donald C. Hargadon
                                      -----------------------------
                                       Name:  Donald C. Hargadon
                                       Title: Assistant Vice President

                                  STATE STREET BANK AND TRUST
                                    COMPANY, as Trustee for GENERAL
                                    MOTORS WELFARE BENEFITS TRUST


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  NORTH AMERICAN SENIOR FLOATING RATE
                                    FUND

                                  By:  CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC., as Portfolio
                                       Manager


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  CYPRESSTREE INSTITUTIONAL FUND, LLC

                                  By:  CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC., its
                                       Managing Member


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  CYPRESSTREE INVESTMENT PARTNERS II,
                                    LTD

                                  By:  CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC., as
                                       Portfolio Manager


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH III LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  North American Senior Floating Rate Fund
                                  By:  Cypress Tree Investment Management
                                  Company, Inc. as Portfolio Manager


                                  By:  /s/ Jonathan D. Sharkey
                                      -----------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                  Cypress Tree Senior Floating Rate Fund
                                  By:  Cypress Tree Investment Management
                                  Company, Inc. as Portfolio Manager


                                  By:  /s/ Jonathan D. Sharkey
                                      -----------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                  Cypress Tree Investment Partners I, Ltd.
                                  By:  Cypress Tree Investment Management
                                  Company, Inc. as Portfolio Manager


                                  By:  /s/ Jonathan D. Sharkey
                                      -------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                  Cypress Tree Investment Fund LLC
                                  By:  Cypress Tree Investment Management
                                  Company, Inc. as its Managing Member


                                  By:  /s/ Jonathan D. Sharkey
                                      -----------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                  Cypress Tree Institutional Fund, LLC
                                  By:  Cypress Tree Investment Management
                                  Company, Inc. as its Managing Member

                                  By:   /s/ Jonathan D. Sharkey
                                      -----------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                  Cypress Tree Investment Management Company,
                                  Inc.
                                  As:  Attorney-in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance Company as Portfolio
                                  Manager


                                  By:  /s/ Jonathan D. Sharkey
                                      -----------------------------
                                       Name: Jonathan D. Sharkey
                                       Title:   Principal

                                  Cypress Tree Investment Partners II, Ltd.
                                  By:  Cypress Tree Investment Management
                                  Company, Inc. as Portfolio Manager


                                  By:  /s/ Jonathan D. Sharkey
                                      -------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                  KZH HIGHLAND-2 LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  KZH IV LLC


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  FIRST UNION NATIONAL BANK


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  CYPRESSTREE INVESTMENT FUND, LLC

                                  By:  CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC., its
                                       Managing Member


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  RABOBANK CANADA


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  CREDIT LYONNAIS CANADA


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  FIRST DOMINION FUNDING III


                                  By:  /s/ Andrew H. Marshak
                                      -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                  FIRST DOMINION FUNDING II


                                  By:  /s/ Andrew H. Marshak
                                      -----------------------------
                                       Name:  Andrew H. Marshak
                                       Title: Authorized Signatory

                                  LEHMAN COMMERCIAL PAPER INC.


                                  By:
                                      -----------------------------
                                       Name:
                                       Title:

                                  VAN KAMPEN CLO II, LIMITED

                                  By:  VAN KAMPOEN MANAGEMENT INC.,
                                       as Collateral Manager

                                  By:  /s/ Douglas J. Smith
                                      -----------------------------
                                      Name:  Douglas J. Smith
                                      Title: Vice President

                                  ARIES FINANCE LIMITED

                                  By:  INVESCO Senior Secured
                                        Management Inc., as Sub-Managing Agent


                                       By:  /s/ Gregory Stoeckle
                                           -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  AVALON CAPITAL LTD.

                                  By:  INVESCO Senior Secured
                                       Management Inc., as Portfolio Advisor


                                       By:  /s/ Gregory Stoeckle
                                          -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory


                                  STRATA FUNDING LTD.

                                  By:  INVESCO Senior Secured Management Inc.,
                                       as Sub-Managing Agent


                                  By:  /s/ Gregory Stoeckle
                                      -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  CERES FINANCE LTD.

                                  By:  INVESCO Senior Secured Management,
                                       Inc. as Sub-Managing Agent


                                       By:  /s/ Gregory Stoeckle
                                           -----------------------------
                                       Name:  Gregory Stoeckle
                                       Title: Authorized Signatory

                                  TRITON CDO IV, LIMITED

                                  By:  INVESCO Senior Secured Management Inc.,
                                       as Investment Advisor


                                       By: /s/ Gregory Stoeckle
                                      -----------------------------
                                       Name: Gregory Stoeckle
                                       Title:   Authorized Signatory

                                  KEMPER FLOATING RATE FUND


                                  By:   /s/ Mark E. Wittnebel
                                      -----------------------------
                                         Name:  Mark E. Wittnebel
                                         Title: Senior Vice President

                                  Indosuez Capital Funding IV, L.P.

                                  By:  Indosuez Capital, as Portfolio Advisor


                                  By:  /s/ Melissa Marano
                                      -----------------------------
                                       Name:  Melissa Marano
                                       Title: Vice President

                                  BHF (USA) CAPITAL CORPORATION


                                  By:  /s/ Richard Cameron
                                      -----------------------------
                                       Name:  Richard Cameron
                                       Title: Associate


                                  By:  /s/ Dana L. McDougall
                                       ----------------------
                                       Name:  Dana L. McDougall
                                       Title: Vice President

                                  Balanced High-Yeld Fund I LTD.
                                  By:  BHF (USA) Capital Corporation,
                                  as Attorney-In-Fact


                                  By:  /s/ Richard Cameron
                                      -----------------------------
                                       Name:  Richard Cameron
                                       Title: Associate


                                  By:  /s/ Dana L. McDougall
                                      -----------------------------
                                       Name:  Dana L. McDougall
                                       Title: Vice President

                                  Balanced High-Yeld Fund II LTD.
                                  By:  BHF (USA) Capital Corporation,
                                  as Attorney-In-Fact
                                  By:  /s/ Richard Cameron
                                      -----------------------------
                                       Name:  Richard Cameron
                                       Title: Associate


                                  By:   /s/ Dana L. McDougall
                                      -----------------------------
                                       Name:  Dana L. McDougall
                                       Title: Vice President


                                  OCTAGON INVESTMENT PARTNERS II, LLC
                                  By:  Octagon Credit Investors, LLC,
                                       as sub-investment manager


                                  By:  /s/ Michael Nechamkin
                                      -----------------------------
                                       Name:  Michael Nechamkin
                                       Title: Portfolio Manager

                                  OCTAGON INVESTMENT PARTNERS III, LLC
                                  By:  Octagon Credit Investors, LLC,
                                       as Portfolio Manager


                                  By:  /s/ Michael Nechamkin
                                      -----------------------------
                                       Name:  Michael Nechamkin
                                       Title: Portfolio Manager

                                  TEXTRON FINANCIAL CORP.


                                  By:  /s/ R. Rodney Weaver
                                      -----------------------------
                                       Name:  R. Rodney Weaver
                                       Title: Vice President

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned does hereby acknowledge and consent to the foregoing Amendment The undersigned does hereby confirm and agree that, after giving effect to such Amendment, the Guarantee and Collateral Agreement is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.


                                SAFETY-KLEEN SERVICES, INC. (formerly
                                  known as LES, Inc.)
                                SAFETY-KLEEN CORP. (formerly known as
                                  Laidlaw Environmental Services, Inc.)
                                SAFETY-KLEEN (PECATONICA), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services of Illinois, Inc.)
                                GSX CHEMICAL SERVICES OF OHIO, INC.
                                SAFETY-KLEEN (BDT), INC. (formerly known
                                  as Laidlaw Environmental Services (BDT), Inc.)
                                SAFETY-KLEEN (FS), INC. (formerly known as
                                   Laidlaw Environmental Services (FS), Inc.)
                                SAFETY-KLEEN (GS), INC. (formerly known as
                                   Laidlaw Environmental Services (GS), Inc.)
                                SAFETY-KLEEN (CHATTANOOGA), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services of Chattanooga, Inc.)
                                SAFETY-KLEEN (WHITE CASTLE), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services of White Castle, Inc.)
                                SAFETY-KLEEN (CROWLEY), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Recovery), Inc.)
                                SAFETY-KLEEN (TS), INC. (formerly known as
                                   Laidlaw Environmental Services (TS), Inc.)
                                SAFETY-KLEEN (WESTMORLAND), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Imperial Valley), Inc.)
                                SAFETY-KLEEN (BUTTONWILLOW), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Lokern), Inc.)
                                SAFETY-KLEEN (CALIFORNIA), INC.
                                  (formerly known as Laidlaw Environmental of California, Inc.)

                                SAFETY-KLEEN (PINEWOOD),INC.(formerly
                                  known as Laidlaw Environmental Services of SouthCarolina, Inc.)
                                SAFETY-KLEEN (NE), INC.(formerly known as
                                  Laidlaw Environmental Services
                                  (North  East), Inc.)
                                SAFETY-KLEEN (LAPORTE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (TES), Inc.)
                                SAFETY-KLEEN CHEMICAL SERVICES, INC.
                                  (formerly known as Laidlaw Chemical Services, Inc.)
                                SAFETY-KLEEN (ROEBUCK), INC.(formerly
                                  known as Laidlaw Environmental Services
                                   (TOC), Inc.)
                                SAFETY-KLEEN (TG), INC. (formerly known as
                                  Laidlaw Environmental Services (TG), Inc.)
                                SAFETY-KLEEN (ALTAIR), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Altair), Inc.)
                                SAFETY-KLEEN (WT), INC. (formerly known as
                                  Laidlaw Environmental Services (WT), Inc.)
                                SAFETY-KLEEN (BARTOW), INC. (formerly
                                  known as Laidlaw Environmental Services of Bartow, Inc.)
                                SAFETY-KLEEN (COLFAX), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Thermal Treatment), Inc.)
                                LEMC, INC.
                                SAFETY-KLEEN OSCO HOLDINGS, INC.
                                  (formerly known as Laidlaw OSCO Holdings,
                                  Inc.)
                                SAFETY-KLEEN (NASHVILLE), INC. (formerly
                                  known as Laidlaw Environmental Services of Nashville, Inc.)
                                SAFETY-KLEEN (CLIVE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Clive), Inc.)
                                SAFETY-KLEEN (LONE AND GRASSY
                                  MOUNTAIN), INC. (formerly known as
                                  Laidlaw Environmental Services
                                  (Lone and Grassy Mountain), Inc.)
                                SAFETY-KLEEN (TULSA), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Tulsa), Inc.)
                                SAFETY-KLEEN (SAN ANTONIO), INC.

                                  (formerly known as Laidlaw Environmental
                                  Services (San Antonio), Inc.)
                                SAFETY-KLEEN (WICHITA), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Wichita), Inc.)
                                SAFETY-KLEEN (DELAWARE), INC. (formerly
                                  known as Laidlaw Environmental Services of Delaware, Inc.)
                                USPCI, INC. OF GEORGIA
                                SAFETY-KLEEN (SAN JOSE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (San Jose), Inc.)
                                SAFETY-KLEEN (SAWYER), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Sawyer), Inc.)
                                CHEMCLEAR, INC. OF LOS ANGELES
                                SAFETY-KLEEN (ROSEMOUNT), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Rosemount), Inc.)
                                SAFETY-KLEEN HOLDING'S, INC. (formerly
                                  known as LES Holding's, Inc.)
                                SAFETY-KLEEN (PPM), INC. (formerly known
                                  as Laidlaw Environmental Services (Tucker),
                                  Inc.)
                                NINTH STREET PROPERTIES, INC.
                                SAFETY-KLEEN (MT. PLEASANT), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Mt. Pleasant), Inc.)
                                SAFETY-KLEEN (DEER TRAIL), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Deer Trail), Inc.)
                                SAFETY-KLEEN (MINNEAPOLIS), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Minneapolis), Inc.)
                                SAFETY-KLEEN (LOS ANGELES), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Los Angeles), Inc.)
                                SAFETY-KLEEN (BATON ROUGE), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Baton Rouge), Inc.)
                                SAFETY-KLEEN (PLAQUEMINE), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Plaquemine), Inc.)
                                SAFETY-KLEEN (BRIDGEPORT), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Bridgeport), Inc.)

                                SAFETY-KLEEN (DEER PARK), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Deer Park), Inc.)
                                SAFETY-KLEEN (TIPTON), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Tipton), Inc.)
                                SAFETY-KLEEN (SUSSEX), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Sussex), Inc.)
                                SAFETY-KLEEN (GLOUCESTER), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Gloucester), Inc.)
                                SAFETY-KLEEN (CUSTOM TRANSPORT),
                                  INC. (formerly known as Laidlaw Environmental Services (Custom Transport), Inc.)
                                SAFETY-KLEEN (ARAGONITE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Aragonite), Inc.)
                                SAFETY-KLEEN (PUERTO RICO), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Puerto Rico), Inc.)
                                SAFETY-KLEEN SYSTEMS, INC. (formerly
                                  known as Safety-Kleen Corp.)
                                DIRT MAGNET, INC.
                                THE MIDWAY GAS & OIL CO.
                                ELGINT CORP.
                                SAFETY-KLEEN ENVIROSYSTEMS
                                  COMPANY
                                SAFETY-KLEEN ENVIROSYSTEMS
                                  COMPANY OF PUERTO RICO, INC.
                                PETROCON, INC.
                                PHILLIPS ACQUISITION CORP.
                                VIROGROUP, INC.), Inc.(formerly known as Safety-
                                  Kleen Aviation, Inc.)
                                SK REAL ESTATE, INC.
                                SAFETY-KLEEN INTERNATIONAL, INC.
                                SAFETY-KLEEN OIL RECOVERY CO.
                                SAFETY-KLEEN OIL SERVICES, INC.

                                THE SOLVENTS RECOVERY SERVICE OF
                                   NEW JERSEY, INC.
                                SK EUROPE, INC.

                                By:  /s/ Henry H. Taylor
                                     -------------------
                                     Name:  Henry H. Taylor
                                     Title: Secretary

                                3E COMPANY ENVIRONMENTAL,
                                  ECOLOGICAL AND ENGINEERING


                                By:  /s/ Henry H. Taylor
                                    --------------------
                                     Name:  Henry H. Taylor
                                     Title: Assistant Secretary

                                SK INSURANCE COMPANY


                                By:  /s/ A. John Guignion
                                    ------------------
                                Name:  A. John Guignion
                                Title: Vice President, Director